UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 10, 2007

The Korea Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

811-04058 (Commission File Number)	13-3226146 (IRS Employer Identification No.)

Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, New York Attn.: Fund Secretary (Address of principal executive offices)	10105 (Zip Code)

(800) 331-1710
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Korea Fund, Inc. (the “Fund”) has mailed its Annual Report for the fiscal year ending June 30, 2007. Accompanying the Annual Report was a letter from the Chairman of the Board of Directors dated July 10, 2007, a copy of which is included herewith as Exhibit 99.1.

Exhibit 99.1 is a copy of the Chairman’s Letter to Stockholders dated July 10, 2007 (the “Chairman’s Letter”). The Chairman’s Letter is being furnished pursuant to Item 8.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9. 01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Chairman’s Letter to Stockholders dated July 10, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Korea Fund, Inc. (Registrant)

Date: September 10, 2007	/s/ Robert Goldstein
(Signature)

Name: Robert Goldstein
Title: President

EXHIBIT INDEX

Exhibit Number
99.1	Chairman’s Letter to Stockholders dated July 10, 2007.